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                                                                EXHIBIT 1.1


                            VISION TWENTY-ONE, INC.

                               2,100,000 Shares(1)

                                  Common Stock


                             UNDERWRITING AGREEMENT



                                August __, 1997




PRUDENTIAL SECURITIES INCORPORATED
WHEAT, FIRST SECURITIES, INC.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

         Vision Twenty-One, Inc., a Florida corporation (the "Company"), and the selling securityholders named in Schedule 2 hereto (each a "Selling Securityholder" and together the "Selling Securityholders") hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 2,100,000 shares (the "Firm Securities") of the Company's Common Stock, par value $0.001 per share ("Common Stock"). The Company and the Selling Securityholders also propose to sell to the several Underwriters not more than 315,000 additional shares of Common Stock if requested by the Underwriters as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the





__________________________________

1 Plus an option to purchase from the Company and the Selling Securityholders up to 315,000 additional shares to cover over-allotments.

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Underwriters pursuant to such option are referred to herein as the "Option
Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

     2. Representations and Warranties of the Company and the Selling Securityholders.

                 (a) The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                                  (i)              A registration statement on
                          Form S-1 (File No. 333-29213) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (A)(1) or (A)(2) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including
                          (A) all financial schedules and exhibits thereto and
                          (B) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration




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                 Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

                          (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                          (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                          (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement.

         The term "Term Sheet" means any abbreviated Term Sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                                  (ii)             The Commission has not
                          issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The



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                          foregoing provisions of this paragraph (ii) do not
                          apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                                  (iii)            If the Company has elected
                          to rely on Rule 462(b) and the Rule 462(b)
                          Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                                  (iv)             The Company, each of its
                          subsidiaries and, to the Company's knowledge, each of the eye care entities with which the Company has a management agreement (collectively, the "Eye Care Entities") have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company.

                                  (v)              The Company, each of its
                          subsidiaries and, to the Company's knowledge, each Eye Care Entity have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses to the extent described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                                  (vi) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                                  (vii)            The Company has an
                          authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company (including but not limited to the Option Securities to be sold by the Selling Securityholders) have been duly authorized and validly issued and are fully paid and nonassessable. The Company's Firm Securities and Option Securities have been duly authorized and at the Firm Closing Date or the Option Closing Date, as the case may be, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of





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                          capital stock of the Company are entitled as such to
                          any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                                  (viii)           The capital stock of the
                          Company conforms in all material respects to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                                  (ix) The financial statements and schedules of the Company and its subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated therein, the financial position of the Company and its subsidiaries and the results of operations and cash flows as of the respective dates and for the respective periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The unaudited pro forma financial data presented in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the summaries of those unaudited pro forma financial statements contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) together with the related notes thereto, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) include all adjustments necessary to present fairly the pro forma financial information at the dates and for the periods indicated, and all assumptions used in preparing such pro forma financial data are reasonable. The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                                  (x)              Ernst & Young, LLP who has
                          audited certain financial statements of the Company and delivered their report with respect to the Company's audited financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are, to the knowledge of the Company, independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                                  (xi)             The execution and delivery
                          of this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.





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                                  (xii)            No legal or governmental
                          proceedings are pending to which the Company, any of its subsidiaries or, to the Company's knowledge, any of the Eye Care Entities is a party or to which the property of the Company, any of its subsidiaries or, to the Company's knowledge, any of the Eye Care Entities is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, to the knowledge of the Company, no such proceedings have been threatened against the Company, any of its subsidiaries or, to the Company's knowledge, any of the Eye Care Entities or with respect to any of their respective properties; no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required; after due inquiry, management of the Company does not know of any legal or governmental proceedings pending against any optometrist or ophthalmologist practicing in any Eye Care Entity (an "Affiliated Provider"), which could reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company.

                                  (xiii)           The issuance, offering and
                          sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of the execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any material terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its properties are bound, or the charter documents or bylaws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

                                  (xiv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (A) neither the Company, its subsidiaries nor, to the Company's knowledge, any of the Eye Care Entities has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or, to the knowledge of the Company, any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth,




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                          or results of operations of the Company or
                          any of its subsidiaries; (B) neither the Company nor its subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (C) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (D) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xv)             The Company has not,
                          directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company except for the sale of Securities by the Selling Securityholders under this Agreement.

                                  (xvi)            The Company and each of its
                          subsidiaries have good and marketable title to all tangible personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except which do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries, and any real property and buildings held under lease by the Company and each of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or any of its subsidiaries, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xvii)           No labor dispute with the
                          employees of the Company, or any of its subsidiaries or, to the Company's knowledge, any Eye Care Entity exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or any of its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xviii)          The Company, each of its
                          subsidiaries and, to the Company's knowledge, the Eye Care Entities own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company, any of its subsidiaries nor, to the Company's knowledge, any Eye Care Entity has received any notice of, or has any reasonable





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                          belief that its use constitutes, a material
                          infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or any of its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xix)            The Company, each of its
                          subsidiaries and, to the Company's knowledge, each Eye Care Entity is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are ordinary and customary in the business in which it is engaged; neither the Company, any of its subsidiaries nor, to the Company's knowledge, any Eye Care Entity has been refused any insurance coverage sought or applied for; and neither the Company, any of its subsidiaries nor, to the Company's knowledge, any Eye Care Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth, or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xx)             The Company and each of its
                          subsidiaries, and, to the Company's knowledge, the Affiliated Providers and the Eye Care Entities possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company, any of it subsidiaries nor, to the Company's knowledge, any Eye Care Entity has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or any of its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xxi)            The Company and each of its
                          subsidiaries will conduct their operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company or any of its subsidiaries to become an investment company subject to registration under such Act.

                                  (xxii)           The Company and each of its
                          subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company or any of its subsidiaries) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being



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                          contested in good faith or as described in or
                          contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xxiii)          Neither the Company, any of
                          its subsidiaries nor, to the Company's knowledge, any of the Eye Care Entities is in violation of any federal or state law or regulation relating to (i) the environment or hazardous or toxic substances or wastes, pollutants or contaminants or to the storage, handling or transportation of hazardous or toxic material ("Environmental Laws") or (ii) occupational safety and health and the Company, each of its subsidiaries and, to the Company's knowledge, the Eye Care Entities have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and Environmental Laws and regulations to conduct their respective businesses, and the Company, each of its subsidiaries and, to the Company's knowledge, each Eye Care Entity is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, any of its subsidiaries or, to the Company's knowledge, any of the Eye Care Entities, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company, any of its subsidiaries nor, to the Company's knowledge, any of the Eye Care Entities have any pending or threatened Environmental Law or occupational safety and health claims against it nor are there circumstances with respect to any property or operations of the Company, any of its subsidiaries or, to the Company's knowledge, any of the Eye Care Entities that could reasonably be anticipated to form the basis of an Environmental Law or occupational safety and health claim against the Company, any of its subsidiaries or any Eye Care Entity which, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, any of its subsidiaries or any of the Eye Care Entities, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xxiv)           In the ordinary course of
                          its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company.


                                  (xxv)            Each certificate signed by
                          any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                                  (xxvi)           Neither the Company nor any
                          of its subsidiaries owns any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (xxvii)          The Company maintains a
                          system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                  (xxviii)         No default exists on the
                          part of the Company, any of its subsidiaries or, to the Company's knowledge, any Eye Care Entity, and no event has occurred which, with notice or lapse of time or both, would constitute a default on the part of the Company, any of its subsidiaries or, to the Company's knowledge, any Eye Care Entity in the due performance and observance of any material term, covenant or condition of any indenture, mortgage, deed of trust, lease, services and support agreement or other agreement or instrument to which the Company, any of its subsidiaries or any Eye Care Entity is a party or by which the Company, any of its subsidiaries or any Eye Care Entity or any of their respective properties are bound or may be affected in any material adverse respect with regard to the property, business or operations of the Company or any of its subsidiaries.

                                  (xxix)           Subject to the
                          qualifications relating to the uncertainty of the interpretation of governmental regulations relating to the corporate practice of optometry and ophthalmology described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company, each of its subsidiaries and, to the Company's knowledge, each Eye Care Entity and their respective operations comply in all material respects with all applicable laws and regulations, including, without limitation, those relating to the practice of eye care (including the management or operation of eye care centers), the splitting of professional fees with optometrists and ophthalmologists, the ownership or control of the assets of an eye care practice, the employment of optometrists and ophthalmologists or other personnel, the content of advertising, the making of payments in consideration for referrals of patients, limitations on tasks that may be delegated by an Affiliated Provider to other staff members, the business of insurance and reimbursement by governmental agencies. The Company has not been made aware of, or been put on notice that, any Affiliated Provider, since the date of his affiliation with the Company, is not practicing in material compliance with all such laws and regulations.

                                  (xxx)            All offers and sales of the
                          Company's capital stock prior to the date hereof, were at all relevant times exempt from the registration requirements of the Act and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws.

                                  (xxxi)           Each of the agreements
                          providing for a transaction that is part of the 1996 Acquisitions, the Pinellas Acquisition and the Recent Acquisitions (as defined in the Registration Statement) has been duly authorized, executed and delivered by the Company and, to the knowledge of the Company, constitutes the valid and legally binding obligation of each of the other parties thereto, and is enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); there are no statutory or contractual rights of dissent or appraisal with respect to the transfer of any of the properties in the 1996 Acquisitions, the Pinellas Acquisition and the Recent Acquisitions; and the 1996 Acquisitions, the Pinellas Acquisition and the Recent Acquisitions conformed, in all material respects, to the description thereof contained in the Registration Statement.

                                  (xxxii)          Except as disclosed in the
                          Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its subsidiaries, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                                  (xxxiii)         The Company has not
                          distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any supplement or amendment thereto, or any materials, if any permitted by the Act.

          (b) Each Selling Securityholder severally represents and warrants to, and agrees with, each of the several Underwriters that:

                                  (i)     Such Selling Securityholder has full
                          power (partnership, trust and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary actions of such Selling Securityholder (partnership, trust or other, as applicable); and this Agreement has been duly executed and delivered by such Selling Securityholder.

                                  (ii)    Such Selling Securityholder has duly
                          executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power of Attorney" and the "Custody Agreement," respectively), each in the form heretofore delivered to the Representatives, appointing Theodore Gillette as such Selling Securityholder's attorney-in-fact (the
                          "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing Shumaker, Loop & Kendrick LLP, as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power (partnership, trust or other, as applicable) to enter into the Custody Agreement and the Power of Attorney and to perform his obligations under the Custody Agreement. The Custody Agreement and the Power of Attorney have been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Securityholder. Such Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

                                  (iii)   Such Selling Securityholder is the
                          lawful owner of the Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such

                          Securities, as provided herein, such Selling
                          Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

                                  (iv)    Such Selling Securityholder has not,
                          directly or indirectly, (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

                                  (v)     In the case of the Selling
                          Securityholders identified in Schedule 1 hereto as Group 1 Selling Securityholders (collectively, the "Group 1 Selling Securityholders"), such Selling Securityholder has reviewed the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, to the knowledge of such Selling Securityholder, the information included therein did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to information regarding such Selling Securityholder as set forth under the caption "Principal and Selling Stockholders," such information is complete and accurate. In the case of the Selling Securityholders identified in Schedule 1 hereto as Group 2 Selling Securityholders (the "Group 2 Selling Securityholders"), such Selling Securityholder has reviewed the Registration Statement and the Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and the information regarding such Selling Securityholder set forth under the caption "Principal and Selling Securityholders" is complete and accurate.

                                  (vi)    The Selling Securityholders have not
                          distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, or any materials, if any, permitted by the Act.

                                  (vii)   In order to document the
                          Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Securityholder agrees to deliver to the Representatives prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

                                  (viii)  The sale by such Selling
                          Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                  (ix)    The sale of the Securities to the
                          Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, such as the registration under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other material agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

          3.      Purchase, Sale and Delivery of the Securities.

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company at a purchase price of $_______ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. The Firm Securities shall consist of 2,100,000 shares of Common Stock. The number of Firm Securities to be purchased by each Underwriter from the Company shall be as nearly as practicable in the same proportion to the total number of Firm Securities being sold by the Company as the total number of Firm Securities to be purchased by such Underwriter bears to the total number of Firm Securities to be purchased by the Underwriters hereunder. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Purchase Funds") to the order of the Company and the Selling Securityholders, as their interests may appear. Such delivery of and payment for the Firm Securities shall be made at the offices of King & Spalding, 191 Peachtree Street, Atlanta, Georgia, 30303 at 9:30 A.M., New York City time, on ____________, 1997; or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and the Selling Securityholders will make such certificate or certificates for the Firm Securities and the Option Securities, as the case may be, available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date or the Option Closing Date, as the case may be.

         (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company and the Selling Securityholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 10 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company and the Selling Securityholders shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Selling Securityholders, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3 with respect to the sale of the Firm Securities, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

         (c) The Company and each of the Selling Securityholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sales of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Securityholders. Furthermore, in the event that the Underwriters wire funds to the Company and the Selling Securityholders prior to the completion of the closing of a purchase of the Securities, the Company and the Selling Securityholders hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and the Selling Securityholders will not be entitled to the Purchase Funds and shall return the Purchase Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of the Securities is not completed and the Purchase Funds are not returned by the Company and the Selling Securityholders to the Underwriters on the same day the Purchase Funds were received by the Company and the Selling Securityholders, the Company and each of the Selling Securityholders agree to reimburse the Underwriters for each day the Purchase Funds are not returned, in same-day funds, interest on the amount of Purchase Funds in an amount equal to each day's interest, based on an annual interest rate, simple interest, representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated. Upon satisfactory receipt of the Securities by the Underwriters in accordance with all the terms of this Agreement and the compliance by the Company and the Selling Securityholders with all the terms of this Agreement to be performed on or before the Closing Date, the Underwriters shall execute the receipt described above for the Securities.

         (d) It is understood that either of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. Independent Underwriter. (a) The Company hereby confirms its engagement, without compensation, of the services of Wheat, First Securities, Inc. as, and Wheat, First Securities, Inc. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" (in such capacity, the "Independent Underwriter") within the meaning of Rule 2720 of the Conduct Rules ("Rule 2720") of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Securities.

         (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Company, Prudential Securities Incorporated, and the other Underwriters that with respect to the offering and sale of Securities as described in the Prospectus:

                 (i) the Independent Underwriter is a "qualified independent underwriter" within the meaning of Rule 2720;


                 (ii) the Independent Underwriter has participated in the preparation of the Registration Statement and the Prospectus and has exercised the usual standards of "due diligence" with respect thereto;

                 (iii) the Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act, including those contained in Section 11 thereof, subject to the limitations on such liabilities set forth herein (including without limitation, the nature of Wheat, First Securities Inc.'s underwriting commitment as several and not joint). It is specifically understood, however, that Wheat, First Securities, Inc. will bear such legal responsibilities and liabilities only to the extent, if any, that a court of competent jurisdiction rules in a judgment which has become final, and not subject to further appeal, that Wheat, First Securities, Inc., as Independent Underwriter, bears the legal responsibilities and liabilities of an "underwriter";

                 (iv) based upon, among other factors, the information set forth in the Preliminary Prospectus and its review of such other documents and the taking of such other actions as the Independent Underwriter, in its sole discretion, has deemed necessary or appropriate for the purposes of delivering its recommendation hereunder, the Independent Underwriter recommends, as of the date of the execution and delivery of this Agreement, that the public offering price for the Securities not exceed the amount of $_____________ per share, which price should in no way be considered or relied upon except as set forth therein and in the letter referred to in clause
         (v) below; and

                 (v) the Independent Underwriter will furnish to the other Underwriters on the date hereof a letter, dated the date hereof, substantially to the effect set forth in Schedule 3 hereto.

         (c) The Company, the Independent Underwriter and the other Underwriters agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Securities. The Company agrees to cooperate with Underwriters to enable the Underwriters to comply with Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

         (d) The Independent Underwriter hereby consents to the references to it as set forth under the caption "Underwriting" in the Prospectus.

         5. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

         6.       Covenants of the Company and the Selling Securityholders.

         (a) The Company covenants and agrees with each of the Underwriters that:

                                  (i)              The Company will use its
                          best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (B) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of
                          Section 2(a)(i) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent, such consent not to be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or any Rule 462(b) Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                                  (ii)             The Company will advise the
                          Representatives, promptly after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                                  (iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                                  (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                                  (v)              The Company will, without
                          charge, provide (A) to the Representatives and to counsel for the Underwriters as many signed copies of the registration statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement (in each case including exhibits thereto) as the Representatives and counsel to the Underwriters may reasonably request, (B) to each other Underwriter, a conformed copy of such Registration Statement and any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and
                          (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (C) of this sentence, the Company, not later than (1) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (2) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                                  (vi)             The Company, as soon
                          as practicable, will make generally available to its securityholders and to the Representatives an earnings statement of the Company that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                                  (vii)            The Company will apply the
                          net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                                  (viii)           The Company will not,
                          directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock or other stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 180 days after the date hereof, except (A) as otherwise pursuant to this Agreement, (B) for issuances pursuant to the exercise of employee and affiliated professional stock options outstanding on the date hereof, issuances pursuant to the exercise of stock options granted hereafter pursuant to the Company's 1996 Incentive Plan and Affiliated Professionals Stock Plan so long as such options are not exercised within 180 days after the date hereof, and except that the Company may file registration statements at any time after the date hereof related to the resale of such shares of the Company's Common Stock issued pursuant to the Company's 1996 Incentive Plan and the Affiliated Professionals Stock Plan, (C) issuances pursuant to the exercise of warrants outstanding on the date hereof, or (D) in connection with acquisitions by the Company, provided that any Common Stock so issued shall not be transferable by the recipient thereof for a period of 180 days after the date hereof.

                                  (ix)             The Company will not,
                          directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (I) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (II) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company except for the sale of Securities by the Selling Securityholders under this Agreement.

                                  (x)              The Company, during the
                          period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

                                  (xi)             The Company will cause the
                          Securities to be duly included for quotation on The Nasdaq Stock Market's National Market (the "Nasdaq Stock Market") prior to the Firm Closing Date. The Company will use it best efforts to ensure that the Securities remain included for quotation on the Nasdaq Stock Market following the Firm Closing Date.

                                  (xii)            During a period of five
                          years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to securityholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, and (C) such additional publicly available information concerning the business and financial condition of the Company, if any, as you may reasonably request.

                                  (xiii)           If at any time during the
                          25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, to the extent consistent with the Act and the rules and regulations thereunder, prepare, consult with you concerning the substance of, and disseminate a press release or other public statement (unless counsel for the Company provides a written opinion that such press release or public statement is inconsistent with the
                          Act) reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                                  (xiv)            If the Company elects to
                          rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. New York City time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                                  (xv)             The Company will obtain the
                          agreements described in Section 8(h) hereof prior to the Firm Closing Date.

                          (b)              Each Selling Securityholder
         covenants and agrees with each of the Underwriters that:

                                  (i)              Such Selling Securityholder
                          will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (I) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (II) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

                                  (ii)             Such Selling Securityholder
                          will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock or other stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 180 days after the date hereof, except pursuant to this Agreement; provided, however, that the such Selling Securityholders may make bona fide gifts to donees who agree to be bound by the restrictions described in this paragraph 6(b)(ii).

         7. Expenses. The Company will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 13 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (b) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (d) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees and the Custodian's fees, (e) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (f) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (g) any quotation of the Securities on the Nasdaq Stock Market and (h) the expenses of the Company in connection with any meetings with prospective investors in the Securities. To the extent, if at all, that any of the Selling Securityholders engage special legal counsel to represent them in connection with this offering, other than counsel to the Company, the fees and expenses of such counsel shall be borne by such Selling Securityholders. Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company and the Selling Securityholders pro rata. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 8 hereof is not satisfied, because this Agreement is terminated pursuant to Section 13(a)(i) and (a)(ii) hereof or because of any failure, refusal or inability on the part of the Company or any Selling Securityholder to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         8. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers and the Selling Securityholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Securityholders of their respective covenants and agreements hereunder and to the following additional conditions:

         (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York City time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

         (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Shumaker, Loop & Kendrick, counsel for the Company, to the effect that:

                                  (i)              the Company, each of its
                          subsidiaries and, to such counsel's knowledge, each Eye Care Entity have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company or any of its subsidiaries;

                                  (ii)             the Company, each of its
                          subsidiaries and, to such counsel's knowledge, each Eye Care Entity have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                                  (iii) the issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims;

                                  (iv)             the Company has an
                          authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights or, to the best knowledge of such counsel, other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Firm Securities have been duly included for quotation on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or, to the best knowledge of such counsel, to other rights to subscribe for any of the Securities; and, to the best knowledge of such counsel, except as described in the Registration Statement and the Prospectus, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

                                  (v)              the statements set forth
                          under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize the material provisions of the capital stock of the Company, provide a summary of such material provisions to the extent required by the Act, and the statements set forth under the headings "Business - Management Agreements," "Business - Governmental Regulations" and "Certain Transactions" in the Prospectus, insofar as such statements constitute a summary of the agreements and matters referred to therein, provide a summary of such agreements and matters to the extent required by the Act;

                                  (vi)             the execution and delivery
                          of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                                  (vii) (A) to the best knowledge of such counsel, no legal or governmental proceedings are pending to which the Company, any of its subsidiaries or any of the Eye Care Entities is a party or to which the property of the Company, any of its subsidiaries or any of the Eye Care Entities is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company, any of its subsidiaries or any of the Eye Care Entities or with respect to any of their respective properties and (B) such counsel does not know of any contract or other document of a character that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                                  (viii)           the issuance, offering and
                          sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or
                          (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                                  (ix)             the Registration Statement
                          is effective under the Act; any required filing of the Prospectus or any Term Sheet that constitutes a part thereof pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission;

                                  (x)              The Original Registration
                          Statement filed with respect to the Securities and each subsequent amendment thereto and the Prospectus (in each case, other than the financial statements and other financial information and schedules contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                                  (xi)             to the best knowledge of
                          such counsel, the Company, each of its subsidiaries, the Affiliated Providers and the Eye Care Entities possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and, to the best knowledge of such counsel, the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus);

                                  (xii)            the Company is not an
                          "investment company" under the Investment Company Act of 1940, as amended, and consummation of the transactions herein contemplated will not cause the Company to become an investment company subject to registration under such Act;

                                  (xiii)           to the best knowledge of
                          such counsel, the Company does not own any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus);

                                  (xiv)            to the best knowledge of
                          such counsel, all offers and sales of the Company's capital stock prior to the date hereof, including without limitation all offers and sales in connection with the 1996 Acquisitions, the Pinellas Acquisition and the Recent Acquisitions, were at all relevant times exempt from the registration requirements of the Act, and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws;

                                  (xv)             each of the agreements
                          providing for a transaction that is part of the 1996 Acquisitions, the Pinellas Acquisition and the Recent Acquisitions has been duly authorized, executed and delivered by the Company and, to the best knowledge of such counsel, constitutes the valid and legally binding obligation of each of the other parties thereto; to such counsel's knowledge, are no statutory or contractual rights of dissent or appraisal with respect to the transfer of any of the properties in the 1996 Acquisitions, the Pinellas Acquisition and the Recent Acquisitions; and the 1996 Acquisitions, the Pinellas Acquisition and the Recent Acquisitions conformed in all material respects to the extent required by the Act to the description thereof contained in the Registration Statement; and

                                  (xvi)            to the best knowledge of
                          such counsel, except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                 Such counsel shall also state that (other than as to the financial statements and information and related schedules therein, as to which such counsel shall express no opinion) they have no reason to believe (A) that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state that no facts have come to their attention that cause them to believe that the Company and the Eye Care Entities are not conducting their respective business in material compliance with the laws, rules and regulations applicable thereto, including, without limitation, those relating to the practice of optometry and ophthalmology (including the management or operation of eye care centers), the splitting of professional fees with non-optometrists or non-ophthalmologists, the ownership or control of the assets of an eye care practice, the employment of optometrists or ophthalmologists or other personnel, the content of advertising, limitations on tasks that may be delegated by any optometrist or ophthalmologist to other staff members, the business of insurance and reimbursement by governmental agencies; and nothing has come to their attention that causes them to believe that the provisions of the service, consulting and management agreements and other business arrangements entered into by the Company described in the Prospectus, or the operations of the Company in accordance with the terms thereof, are not in material compliance with applicable laws and governmental regulations.

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

         (c) The Representatives shall have received an opinion, dated the Option Closing Date of counsel for the Selling Securityholders, to the effect that:

                                  (i)              each Selling Securityholder
                          has full power (partnership, trust or other) to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement, and to perform his or its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney have been duly authorized by all necessary action (partnership, trust or other) of each Selling Securityholder; this Agreement, the Custody Agreement and the Power of Attorney have been executed and delivered by such Selling Securityholder; this Agreement and, assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power of Attorney, are the legal, valid, binding and enforceable instruments of such Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                                  (ii) the delivery by such Selling Securityholder to the Underwriters of certificates for the Securities being sold hereunder by such Selling Securityholder against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of any security interests, liens, encumbrances, equities, claims or other defects; and

                                  (iii)            The sale of the Securities
                          to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, and except such as may be required for registration under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation known to such counsel of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of the Selling Securityholders, responsible officers of the Company and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

         (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of King & Spalding, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (e) The Representatives shall have received from Ernst & Young LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                                  (i)              they are independent
                             accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder;

                                  (ii)             in their opinion, the
                             audited financial statements and schedules of the Company included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                                  (iii)            on the basis of their
                             limited review in accordance with standards established by the American Institute of Certified Public Accountants of any interim unaudited financial statements of the Company included in the Registration Statement and the Prospectus, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company, officials of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                                                  (A)    the unaudited
                                           financial statements of the Company
                                           included in the Registration
                                           Statement and the Prospectus do not
                                           comply in form in all material
                                           respects with the applicable
                                           accounting requirements of the Act
                                           and the related published rules and
                                           regulations thereunder or are not in
                                           conformity with generally accepted
                                           accounting principles applied on a
                                           basis substantially consistent with
                                           that of the audited financial
                                           statements included in the
                                           Registration Statement and the
                                           Prospectus;

                                                  (B)    at a specific date not
                                           more than five business days prior
                                           to the date of such letter, there
                                           was any change in long-term debt of
                                           the Company or any decreases in net
                                           current assets or stockholders'
                                           equity of the Company, in each case
                                           compared with amounts shown on the
                                           ___________ unaudited consolidated
                                           balance sheet included in the
                                           Registration Statement and the
                                           Prospectus, or for the period from
                                           ___________ to such specified date
                                           there were any decreases, as
                                           compared with the prior comparable
                                           period, in net revenues, income
                                           before income taxes or net income of
                                           the Company, except in all instances
                                           for changes, decreases or increases
                                           set forth in such letter;

                                  (iv)             they have carried out
                             certain specified procedures (as requested by the Representatives), not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company or with information derived from such records and agreement, excluding any questions of legal interpretation; and

                                  (v) on the basis of a reading of the unaudited pro forma financial data included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial data, nothing came to their attention that caused them to believe that the unaudited pro forma financial data do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such data.

                 In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation from the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

         (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                                  (i)              the representations and
                          warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                                  (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the

                          Company, except as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

         (g) The Representatives shall have received a certificate from each Selling Securityholder, dated the Option Closing Date, to the effect that:

                                  (i)              the representations and
                          warranties of such Selling Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date;

                                  (ii)             such Selling Securityholder
                          has performed all covenants and agreements on his or its part to be performed or satisfied at or prior to the Firm Closing Date.

         (h) The Representatives shall have received from (i) each person who is a director or officer of the Company and (ii) each Selling Securityholder an agreement to the effect that such person or entity will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, pledge, offer of sale, contract of sale, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or other capital stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 180 days after the date of this Agreement, except for bona fide gifts or transfers effected by such stockholders other than on any securities exchange or in the over-the-counter market to donees or transferees that agree to be bound by similar agreements.

         (i)              On or before the Firm Closing Date, the
Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

         (j) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq Stock Market.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         9.      Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                                  (i)              any untrue statement or
                          alleged untrue statement made by the Company in
                          Section 2 of this Agreement,

                                  (ii)             any untrue statement or
                          alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or
                          (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                                  (iii)            the omission or alleged
                          omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                                  (iv)             any untrue statement or
                          alleged untrue statement of any material fact contained in any audio or visual materials derived solely from information supplied by the Company to be used in connection with the marketing of the Securities, including without limitations, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased
                          Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(a)(iv) of this Agreement. This indemnity agreement will be in addition to any liability which the Company and such Selling Securityholders may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (b) Subject to subsection (g) of this Section, each Selling Securityholder agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Act against any such losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                                (i) any untrue statement or alleged untrue
                          statement made by such Selling Securityholder in
                          Section 2 of this Agreement;

                               (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto; or

                               (iii)    the omission or the alleged omission
                          to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading;

                          provided, however, that the Selling Securityholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Selling Securityholders will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(a)(iv) of this Agreement ; provided, further, however, that in the case of (i),
                          (ii) and (iii) above for the Group 2 Selling
                          Securityholders, to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Group 2 Selling Securityholder. This indemnity agreement will be in addition to any liability which the Selling Securityholders may otherwise have. The Selling Securityholders will not, without the prior written consent of the Underwriters purchasing greater than fifty percent of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         (c) The Company also agrees to indemnify and hold harmless Wheat, First Securities, Inc. and each person, if any, who controls Wheat, First Securities, Inc. within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Wheat, First Securities, Inc.'s participation as a "qualified independent underwriter" within the meaning of Rule 2720 in connection with the offering of the Securities, except for any losses, claims, damages, liabilities and judgments resulting from Wheat, First Securities, Inc.'s, or such controlling person's, willful misconduct or gross negligence.

         (d) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Securityholder and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company, such Selling Securityholder or any such controlling person of the Company or such Selling Securityholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or such Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (e)     Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

         (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (f). Notwithstanding any other provision of this paragraph (f), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any

Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Securityholder, as the case may be.

         (g) The liability of each Selling Securityholder under the representations and warranties contained in Sections 2 and 3 hereof and under the indemnity and contribution agreements contained in the provisions of this
Section 9 shall be limited to an amount equal to the public offering price of the Securities to be sold by such Selling Securityholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by such Selling Securityholder; provided however, that no Selling Securityholder shall be required to provide payment under the indemnity agreements contained in the provisions of this Section 9 until the Underwriter or controlling person seeking indemnification shall have first made a demand for payment on the Company with respect to any such loss, claim, damage, liability or expense and the Company shall have failed to make such requested payment within 30 days after receipt thereof. The Company and such Selling Securityholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         10. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 11 hereof if the default is with respect to the Firm Closing Date and without liability for the Option Shares if such default is with respect to the Option Closing Date. In the event of any default by one or more Underwriters as described in this Section 10, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         11. Default by Selling Securityholders. If on the Option Closing Date any Selling Securityholder fails to sell the Option Securities, which such Selling Securityholder has agreed to sell on such date as set forth herein, the Company agrees that it will sell that number of shares of Common Stock to the Underwriters which represents the Option Securities which such Selling Securityholder has failed to so sell, or such lesser number as may be requested by you.

         12. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers, the Selling Securityholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Securityholders, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         13.     Termination.

         (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company or the Selling Securityholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                                  (i)              the Company shall have, in
                          the sole judgment of the Representatives, sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                                  (ii)             trading in the Common Stock
                          shall have been suspended by the Commission or the Nasdaq Stock Market;

                                  (iii)            trading in securities
                          generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

                                  (iv)             a banking moratorium shall
                          have been declared by New York or United States authorities; or

                                  (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the United States financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b)              Termination of this Agreement pursuant to this
Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

         14. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and in the first and third paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(a)(ii) and 9 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         15. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292,
Attention: Equity Transactions Group; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 7209 Bryan Dairy Road, Largo, Florida 34647,
Attention: Theodore N. Gillette, with a copy to Shumaker, Loop & Kendrick, 101
E. Kennedy Boulevard, Barnett Plaza, Suite 2800, Tampa, Florida 33602,
Attention: Darrell C. Smith, Esq.; if sent to the Selling Securityholders shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Theodore Gillette, as Attorney-in-Fact c/o the Company at 7209 Bryan Dairy Road, Largo, Florida 34647, with a copy to Shumaker, Loop & Kendrick, 101 E. Kennedy Boulevard, Barnett Plaza, Suite 2800, Tampa, Florida 33602, Attention: Darrell C. Smith, Esq..

         16. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Securityholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Securityholders contained in
Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or the Selling Securityholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         17. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, each Selling Securityholder and each of the several Underwriters.

                                        Very truly yours,

                                        VISION TWENTY-ONE, INC.


                                        By:_____________________________________
                                                  Theodore N. Gillette
                                                  Chief Executive Officer

                                        SELLING SECURITYHOLDERS


                                        By:_____________________________________
                                                  ______________, as
                                                  attorney-in-fact for the
                                                  Selling Securityholders
                                                  listed in Schedule 2
                                                  attached hereto

The foregoing Agreement
is hereby confirmed and
accepted as of the date
first above written.

PRUDENTIAL SECURITIES INCORPORATED
WHEAT, FIRST SECURITIES, INC.

By:      PRUDENTIAL SECURITIES INCORPORATED


By:      ____________________________________
         Jean-Claude Canfin
         Managing Director

For itself and on behalf of the Representatives.


WHEAT, FIRST SECURITIES, INC.,
as Independent Underwriter


By:      ____________________________________
         Name:_______________________________
         Title:______________________________

                                 SCHEDULE 1

                                UNDERWRITERS



                                                                                           Number of
                                                                                             Firm
                                                                                         Securities to
Underwriter                                                                               be Purchased
------------                                                                          -------------------
Prudential Securities Incorporated  . . . . . . . . . . . . . . . . . . . . . .
Wheat, First Securities, Inc.   . . . . . . . . . . . . . . . . . . . . . . . .





       Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,100,000
                                                                                       ---------


                                  SCHEDULE 2

                            SELLING SECURITYHOLDERS



                                                                         Number of
                                                                          Option
                                                                       Securities to
Selling Securityholders                                                be Purchased
-----------------------                                                ------------
  Group 1 Selling Securityholders


    Theodore N. Gillette . . . . . . . . . . . . . . . . . . . . .        12,000
    Sanchez Family Limited Partnership . . . . . . . . . . . . . .        12,000
    Richard L. Lindstrom . . . . . . . . . . . . . . . . . . . . .        23,169
    Bruce S. Maller  . . . . . . . . . . . . . . . . . . . . . . .        13,523
                                                                         -------
         Total Group 1 . . . . . . . . . . . . . . . . . . . . . .        60,692
                                                                         =======
  Group 2 Selling Securityholders


     Robert Kennedy   . . . . . . . . . . . . . . . . . . . . . . .        3,875
     Thomas Samuelson . . . . . . . . . . . . . . . . . . . . . . .        4,119
     David R. Hardten . . . . . . . . . . . . . . . . . . . . . . .        8,237
     Jerald Turner  . . . . . . . . . . . . . . . . . . . . . . . .        6,470
     William J. Fishkind  . . . . . . . . . . . . . . . . . . . . .        8,586
     Brock K. Bakewell  . . . . . . . . . . . . . . . . . . . . . .       15,599
     Paul R. Smith  . . . . . . . . . . . . . . . . . . . . . . . .        3,635
     Mark Salta . . . . . . . . . . . . . . . . . . . . . . . . . .        2,397
     Daniel Palmisano . . . . . . . . . . . . . . . . . . . . . . .        1,053
     Richard L. Short . . . . . . . . . . . . . . . . . . . . . . .       12,854
     Barry Kusman . . . . . . . . . . . . . . . . . . . . . . . . .       26,383
     John W. Lahr . . . . . . . . . . . . . . . . . . . . . . . . .        7,755
     Al Lappano . . . . . . . . . . . . . . . . . . . . . . . . . .        2,105
     Mona Henri . . . . . . . . . . . . . . . . . . . . . . . . . .        1,525
     Jennifer Stanley . . . . . . . . . . . . . . . . . . . . . . .          958
     ACFS Limited Partnership . . . . . . . . . . . . . . . . . . .       15,511
                                                                          ------
         Total Group 2 .  . . . . . . . . . . . . . . . . . . . . .      181,724
                                                                         =======
     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      242,416
                                                                         =======


                                   SCHEDULE 3

                            FORM OF PRICING OPINION


                            [WHEAT FIRST LETTERHEAD]


                                 July __, 1997



Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Vision Twenty-One, Inc.
7209 Bryan Dairy Road
Largo, Florida 34647


         Re:     Pricing Opinion

Ladies and Gentlemen:

         Vision Twenty-One, Inc., a Florida corporation (the "Company"), has filed with the Securities and Exchange Commission a registration statement on Form S-1 (Reg. No. _ 333-29213) (the "Registration Statement") and a prospectus (the "Prospectus") relating to the offering of 2,415,000 shares of common stock (which includes up to 315,000 shares of common stock subject to the underwriters' over-allotment option), par value $.001 per share (the "Common Stock").

         Wheat, First Securities, Inc. is acting as one of the several underwriters of the offering to the public of the Common Stock (the "Offering"). The Prudential Securities Group, Inc. ("PSG"), an affiliate of Prudential Securities Incorporated, one of the several underwriters' of the Offering, holds warrants, constituting an approximately ____% interest in the Company's Common Stock (assuming conversion of the warrants prior to the Offering), holds Promissory Notes of the Company constituting more than 10% of the Company's subordinated debt and will receive more than 10% of the net proceeds of the Offering through the repayment of a Promissory Note.

         Under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), due to the PSG's derivative equity ownership and debt interest in the Company, the Company may be deemed to be an affiliate of Prudential Securities Incorporated. Additionally, since PSG will receive more than 10% of the net proceeds of the Offering a conflict of interest is presumed under the NASD Conduct Rules. Accordingly, the public offering price can be no higher than that recommended by a "qualified independent underwriter" meeting certain standards.

         We have been retained as a Qualified Independent Underwriter to recommend to you the maximum offering price of the Common Stock as required by the NASD Conduct Rules.

         We have participated in the preparation of the Registration Statement and the Prospectus and have exercised the usual standards of "due diligence" with respect thereto. Assuming that the Offering is commenced on __________, 1997, we recommend that the offering price of the Common Stock be no higher than $____.00, which price should in no event be considered or relied upon as an indication of the actual value of the Common Stock.

         Our recommendations are based on economic, market, financial and other conditions as they exist at the date hereof and on other conditions and circumstances relating to the Registrants as described in the Registration Statement. Changes in the conditions and circumstances relating to the Company from those described in the Registration Statement and events occurring after the date hereof, including changes in the markets in which the Company operates, could materially affect the conclusions stated in this letter. We shall not be obligated or required to reaffirm or revise these recommendations or otherwise to comment on any events occurring after the date hereof or on any change to the conditions or circumstances relating to the Company from those so described.

                                        Very truly yours,

                                        WHEAT, FIRST SECURITIES, INC.



                                        By:_____________________________
                                            Name:    John H. Baxter
                                            Title:   Managing Director


                                        Confirmed and agreed to as of
                                        the first date above written:



                                        Vision Twenty-One, Inc.


                                        By:_____________________________
                                           Name:
                                           Title: